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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 15, 2004

COMPUCREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of Incorporation)	0-25751 (Commission File Number)	58-2236689 (IRS Employer Identification No.)
245 Perimeter Center Parkway, Suite 600, Atlanta, GA 30346 (Address of principal executive offices)

(770) 206-6200
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Information, and Exhibits.

  (c)
  Exhibits

Ex. 99.1	Certificateholders' February 2004 Statement for CompuCredit Credit Card Master Note Business Trust Series 2001-One

Item 12. Results of Operations and Financial Condition.

        All of the information furnished in Items 7 and 12 of this report, including the accompanying exhibit, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

        On March 15, 2004, CompuCredit Corporation released certain monthly securitzation data, which is attached hereto as Exhibits 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION.
By:	/s/ J.PAUL WHITEHEAD, III
Name:	J.Paul Whitehead, III
Title:	Chief Financial Officer

Dated: March 15, 2004

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  Item 7. Financial Statements, Pro Forma Information, and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE